BUSINESS FIRST BANCSHARES

Q1 2023 Results



BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

LEGAL DISCLOSURES

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 2, 2023 (as may be amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.


b1
Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.


AMERICAN BANKER
2021 Best Banks to Work For
AMERICAN BANKER
2022 Best Banks to Work For
BUSINESS REPORT'S 2021
BEST
PLACES to WORK
IN BATON ROUGE
BUSINESS REPORT'S 2022
BEST
PLACES to WORK
IN BATON ROUGE

SOCIAL IMPACT

b1COMMUNITY

2023 Total Volunteerism:

- 2,282 Hours
- 428 hours of financial literacy education and non-profit service

b1 FOUNDATION

2021 Inception Through March 2023

- Mentored 345 businesses
- Conducted 1,390 training classes to help entrepreneurs start or grow their business

Project REACh

- Partnership through b1BANK Financial Institutions Group
- Partner with Minority Deposit Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access, and investment. Each partnership is unique based on the MDI's needs.
- Through 2023: 10 bank partners


Red
Texarkana
Louisiana
2,282 Volunteer Hours
345 Businesses Mentored

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (Nasdaq)

Market Capitalization: $434 million (as of March 31, 2023)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Diversified commercial-focused bank with $6.3 billion in assets and operations in Louisiana, Texas, and Mississippi including; 38 legacy Louisiana full-service banking centers, 3 loan production offices, 10 metro-focused Texas banking centers and one registered investment advisory in Ridgeland, MS
- #1 deposit market share in Louisiana for Louisiana-headquartered banks[1]
- Texas markets represents 37% of credit exposure, as of 3/31/23
- Diversified deposit base with 103,018 accounts with an average balance of $46,654 and an organic deposit growth CAGR of ~16% since 4Q15[2]
- Completed two equity capital raises in 2H22 for a combined $122.0 million of additional capital

Financial Highlights of 1Q23 ($ millions)	
Assets	$6,290
Gross Loans Held for Investments	$4,803
Deposits	$4,806
Loan-to-Deposit Ratio	99.9%
ROAA	0.91%
ROACE	10.73%
Core ROAA[3]	0.91%
Core ROACE[3]	10.81%
NPLs/Total Loans (HFI)	0.36%
Tier 1 Risk-based Capital Ratio[4]	9.93%
Tier 1 Leverage Ratio[4]	9.31%
Total Risk-based Capital Ratio[4]	12.61%
TCE/TA[3]	6.85%


BFST Footprint
DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 48 full-service banking centers[5] and 3 LPOs across Louisiana and Texas

(1) Deposit market share is as of June 30, 2022, per FDIC data.
(2) Jumbo deposits reflects total deposits of $250 thousand or greater. Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and includes brokered deposits.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.
(4) Preliminary consolidated capital ratios as of March 31, 2023.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 48
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 51
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 50
Year Started at BFST: 2008



Keith Mansfield
EVP, Chief Operations Officer

Age: 46
Year Started at BFST: 2016



Jerry Vascocu
EVP,
Chief Administrative Officer
Age: 49
Year Started at BFST: 2022



Saundra Strong
EVP, General Counsel

Age: 45
Year Started at BFST: 2021



Kathryn Manning
EVP, Chief Risk Officer

Age: 35
Year Started at BFST: 2013



Jesse Jackson
EVP,
Financial Institutions Group
Age: 47
Year Started at BFST: 2020



Warren McDonald
EVP, Chief Credit Officer

Age: 56
Year Started at BFST: 2006



Mimi Singer Lee
EVP, Chief HR Officer

Age: 46
Year Started at BFST: 2019



Heather Roemer
SVP, Chief of Staff

Age: 41
Year Started at BFST: 2009

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES

2022
- Acquired Texas Citizens Bancorp, Inc. ($534.2M[2] in total assets)
- Opened 4th full-service DFW, TX location
- Self-managed $72.0 mm preferred stock offering in 3Q22
- Issued 2.5 million shares of common stock through public offering in 4Q22

2021
- Acquired Smith Shellnut Wilson, LLC in Jackson, MS
- Opened third full-service DFW, TX location
- Self-managed $52.5 mm subordinated debt issuance
- PPP loan sale of $243.6 mm in 2Q21
- 2 banker team lift-outs in New Orleans, LA market

2020
- Acquired Pedestal Bancshares, Inc. ($1.3B[2] in total assets)
- Participated in SBA PPP program ($604.3 mm)
- Participated in Main Street Lending Program ($327.8 mm)
- Establishment of Financial Institutions Group with team lift-out, based in Dallas, TX

2019
- Opened second full-service location in DFW, TX
- Rebranded as b1BANK

2018
- Direct listing on NASDAQ under BFST ticker symbol
- Acquired Richland State Bancorp, Inc. ($316.4M[2] in total assets)
- Completed $29 mm follow-on equity offering of common stock
- $25 mm subordinated debt issuance

2017
- Acquired Minden Bancorp, Inc. ($317.4M[2] in total assets)
- Completed $66 mm private placement of common stock
- Expanded de novo into DFW, TX market



2016
2017
2018
2019
2020
2021
2022
2023

Total Assets ($ millions)							
$1,106	$1,321	$2,095	$2,274	$4,160	$4,726	$5,990	$6,290[1]

2016 – 2023[1] Total Asset CAGR: 32.1%

(1) As of March 31, 2023. All other periods as of December 31.
(2) Book value of total assets at closing.

b1BANK DEPOSIT AND LIQUIDITY PROFILE

Deposit and Liquidity Position (as of 3/31/23, unless otherwise noted)

Metric	Data Point
103,018 / ~$47 Thousand	Total number of deposit accounts / Average deposit account balance
~34%	Average uninsured deposits for banks with $2B - $10B in assets[1]
~31% / ~21%	Uninsured b1BANK deposits / Uninsured b1BANK deposits, net of pledged and letters of credit (% of total deposits)[2]
$90.5 million	Average trailing 12-month monthly new deposit generation[3]
$32.1 million	Largest uninsured depositor
~$2.7 billion	Total sources of liquidity (as of 4/11/23)[4]
4.09 years	Average duration of securities portfolio
~25% (or ~$209 million)	Percentage of securities that could be divested at minimal loss[5]
104 months (~8.7 years)	Average life of all deposit accounts
85 months (~7.1 years)	Average life of uninsured deposit accounts

Total Deposits by Region (3/31/23)[6]



Dallas 6.6%
Houston 11.6%
Capital 18.0%
Southwest Louisiana 24.5%
North Louisiana 19.6%
New Orleans 7.0%
Bayou 12.7%
$4.340B

EOP Deposit Balances by Region

Deposits by Region	3/31/23 EOP Consolidated Deposits: Demand	Int. Bearing	Total
Dallas	$ 126,110	$ 158,596	$ 284,706
Houston	184,303	319,103	503,406
Capital	295,083	486,434	781,517
Southwest Louisiana	312,099	749,824	1,061,923
North Louisiana	235,089	616,162	851,251
New Orleans	155,338	149,817	305,156
Bayou	182,169	370,410	552,579
Total	**$ 1,490,191**	**$ 2,850,347**	**$ 4,340,538**

Note: Dollars in Thousands, unless otherwise noted. Above information reflects consolidated Business First Bancshares, Inc.
(1) Peer average reflects all public and private U.S. based regulated depositories, with total assets of $2.0 - $10.0 billion (as of 12/31/22).
(2) Business First uninsured deposits metric excludes pledged deposits and deposits with letters of credit.
(3) Reflects average gross monthly total deposit origination over the last 12 months, as of 3/31/23.
(4) Includes FHLB borrowing capacity, unencumbered securities, cash reserves, Fed funds lines available and FRB Discount Window.
(5) Minimal loss defined as securities that could be divested at an aggregate loss of under $3.0 million.
(6) Total number of deposit accounts reflects branch-level deposits, excluding corporate deposit accounts which include FIG, brokered, and CDs from listing services.

DEPOSIT GROWTH THROUGH ORGANIC AND M&A STRATEGY

- **Deposit strategy reflects consistent organic growth, augmented with opportunistic M&A**
- **Total deposit CAGR of ~26% since Q4'15**
- **Organic deposit CAGR of ~16% since Q4'15 (excluding acquired deposits)(2)**



2018
Acquired $554MM deposits in 2018 (Minden & Richland)
$134MM organic growth in total deposits in 2018(2)
2020
Acquired Pedestal and $1.2B in total deposits in 2020
$668MM organic growth in total deposits in 2020(2)
2022
Acquired Texas Citizens and $477MM in total deposits in 2022
$304MM organic growth in total deposits in 2022(2)
$904
$933
$1,056
$1,734
$554
$1,180
$1,782
$3,617
$1,175
$2,442
$4,077
$4,820
$477
$4,343
$4,806
Q4'15
Q4'16
Q4'17
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q1'23
Organic Deposits
Acquired Deposits

(amounts in actuals)	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q1'23
Non-Jumbo Deposit Accounts	15,312	15,539	15,608	41,064	37,508	90,963	89,359	97,740	100,285
Jumbo Deposit Accounts(1)	448	502	612	987	1,001	1,902	2,300	2,714	2,733
Total Deposit Accounts(1)	15,760	16,041	16,220	42,051	38,509	92,865	91,659	100,454	103,018
Avg. Total Deposit Account Bal.	$ 57,375	$ 58,151	$ 65,076	$ 41,234	$ 46,275	$ 38,946	$ 44,483	$ 47,986	$ 46,654

Note: Dollars in Millions, unless otherwise noted. Above deposit information reflects b1BANK bank-level balances. Jumbo deposits reflects total deposits of $250 thousand or greater.
(1) b1BANK deposit accounts excludes 5 Business First Bancshares Holding Company accounts with the Bank subsidiary.
(2) Includes brokered deposits.

LIQUIDITY AND DEPOSITS

Liquidity Sources		
FHLB Borrowings Capacity	$	1,357
Unencumbered Securities	$	26
Cash Reserves & Fed Funds Sold	$	264
Fed Funds Lines Available	$	139
Total as of 3/31/2023	**$**	**1,786**
FRB Discount Window	$	950
Total as of 4/11/2023	**$**	**2,736**

- Core deposits (excl. jumbo CDs and Brokered Deposits) represent 88.43% of total deposits.
- Utilized $310.0 million of Bank Term Funding Program availability to strategically reduce the cost of borrowed funds.
- Subsequent to quarter-end, collateral was delivered to the Fed., providing approximately $950 million of confirmed additional availability.
- > $2.7 billion in liquidity available as of 4/11/2023.

Deposit Composition



$4.80B
Noninterest Bearing DDA 30.7%
Interest Bearing DDA 9.5%
NOW Accounts 10.3%
MMDA 23.2%
Savings 6.1%
CDs > $250K 10.4%
Other CDs 9.7%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 27.1%
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$4,077
$693
$1,314
$780
$1,291
$4,820
$787
$1,449
$1,035
$1,549
$4,806
$968
$1,410
$952
$1,476
12/31/18
12/31/19
12/31/20
12/31/2021
12/31/2022
3/31/2023
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of March 31, 2023.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on-balance-sheet liquidity.
- 100% of securities are classified as available for sale (AFS).
- $990.8 million in securities AFS, primarily concentrated in agency/treasuries, mortgage-backed securities (MBS), municipal securities and corporate securities.
  - 1Q23 weighted average yield of 2.12%
  - Weighted average life of 4.88 years
  - Estimated effective duration of 4.09 years
  - $393.5 million AFS securities pledged as collateral on public & repo deposits

AFS Securities Portfolio


U.S. Government Agencies / Treasuries 8.7%
Corporate & Other Securities 4.9%
Municipal Securities 35.1%
$990.8M
Mortgage-Backed Securities 51.3%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 346.8	$ 317.4	$ (29.4)
Mortgage-Backed Securities	511.7	463.5	$ (48.2)
Corporate & Other Securities	49.3	44.6	$ (4.8)
U.S. Government Agencies / Treasuries	83.0	78.4	$ (4.5)
Total AFS Securities	**$ 990.8**	**$ 903.9**	**$ (86.9)**
Deferred Tax Impact			$ 18.3
Other Equities Unrealized Gain/Loss			$ 0.5
Accumulated Other Comprehensive Income/Loss			**$ (68.0)**

Note: Dollars in millions. Data as of March 31, 2023.

BALANCED FOOTPRINT



Dallas Fort Worth Region

# of Banking Centers:	4
Total Loans:	$1,273.5
Total Deposits:	$284.7
Deposits / Banking Center:	$71.2

North Louisiana Region

# of Banking Centers[1]:	8
# of LPOs:	1
Total Loans:	$823.6
Total Deposits:	$851.3
Deposits / Banking Center[2]:	$106.4

Greater New Orleans Region

# of Banking Centers:	2
# of LPOs:	2
Total Loans:	$690.4
Total Deposits:	$305.2
Deposits / Banking Center:	$152.6

Houston Region

# of Banking Centers:	6
Total Loans:	$487.7
Total Deposits:	$503.4
Deposits / Banking Center:	$83.9

Southwest Louisiana Region

# of Banking Centers:	14
Total Loans:	$522.1
Total Deposits:	$1,061.9
Deposits / Banking Center:	$75.9

Capital Region

# of Banking Centers:	8
Total Loans:	$645.1
Total Deposits:	$781.5
Deposits / Banking Center:	$97.7

Bayou Region

# of Banking Centers:	6
Total Loans:	$335.6
Total Deposits:	$552.6
Deposits / Banking Center:	$92.1

Note: Dollars in millions. Financial data as of March 31, 2023. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

(1) Banking Center count includes one standalone ITM.

(2) Excludes standalone ITM from Deposits / Banking Center calculation.

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint[1]



b1BANK (Organic / De Novo) (11 active[2] / 2 closed)	● (light blue)	Richland (5 active[3] / 2 sold / 1 closed)	● (purple)
American Gateway (6 active / 4 closed)	● (orange)	Pedestal (18 active / 4 closed[4])	● (yellow)
Minden (2 active / 0 closed)	● (green)	Texas Citizens (6 active / 0 closed)	● (navy)
Closed or Sold (2 legacy / 11 acquired)	✕	Loan Production Office (LPO) (3 active)	★

December 31, 2014
6 Locations

58 Added

13 Closed or Sold

March 31, 2023
51 Locations

- ✓ 6 full-service Banking Centers
- ✓ ~$98MM avg. total deposits per Banking Center

\+

- ✓ 48 acquired Banking Centers
- ✓ 4 De Novo Banking Centers
- ✓ 6 De Novo LPOs (3 LPOs converted to full-service branches)

−

- ✓ 2 legacy b1BANK Banking Centers closed
- ✓ 9 acquired Banking Centers closed
- ✓ 2 acquired Banking Centers sold for a gain

=

- ✓ 48 Banking Centers[3]
- ✓ 3 active LPOs
- ✓ ~$103MM avg. total deposits per Banking Center[5]
- ✓ ~76% increase in average NIB deposits per Banking Center[6]

Data Source: S&P Global Market Intelligence.
(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo locations.
(2) Includes three legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes four DFW Banking Centers.
(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.
(4) Excludes one location sold by Pedestal prior to closing.
(5) Excludes active LPOs and Rayville, LA standalone ITM from calculation.
(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2012, to March 31, 2023. Excludes active LPOs and Rayville, LA standalone ITM from calculation.

SMITH SHELLNUT WILSON
AN AFFILIATE OF b1BANK

- April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned subsidiary of b1BANK.
- SSW is a Mississippi limited liability company and registered investment advisor, with its principal office located in Ridgeland, Mississippi.
- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, high-net worth individuals, trusts and business entities.
- As of March 31, 2023, SSW maintained ~$6.8 billion in AUM(1) (~$5.7 billion bank AUM(1), ~$1.1 billion non-bank AUM).
- For 1Q23, 47% of total AUM fees were represented by banks and credit unions, government and public entities, insurance clients, and corporate clients.
  - Remaining 53% of AUM fees are comprised of high-net worth individuals, 401(k) and pensions and charitable foundations.

Average Quarterly AUM(2) ($ in Millions)


Bank AUM (excl. b1BANK)
Non-Bank AUM
~38% CAGR in Avg Total AUM since closing
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
$3,615
1,129
2,485
$3,971
1,176
2,795
$4,452
1,119
3,333
$5,516
1,104
4,413
$6,192
1,059
5,133
$6,244
1,049
5,195
$6,721
1,072
5,649
$6,933
1,122
5,811
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

Note: AUM Dollars in millions, unless otherwise noted.
(1) Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.
(2) Calculation of quarterly average AUM based on methodology in computing fees and reflects average quarterly AUM balances for the three-months ended for non-bank clients and four-months ended for bank clients.

BUSINESS FIRST BANCSHARES

Financial Results

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	3/31/2023	Change vs. 12/31/2022	Change vs. 3/31/2022	Q1'23 Highlights
Gross Loans (Excl. HFS)	$4,803.1	4%	28%	- Organic loan growth of 4.27% for the quarter led by the DFW (53.5%), New Orleans (14.6%) and Houston (13.8%) regions continuing to diversify the loan portfolio. Year-over-year loan growth ($1.1B) was headlined by organic growth.
ACL + Fair Value Discount on Acquired Loans	$64.9	-6%	-13%	- ACL + Fair Value Discount on Acquired Loans as a percentage of total loans of 1.35%. Loan purchase discount decreased by approximately $7.8 million due mostly to reallocation of $4.8 million to estimated credit losses as part of CECL adoption.
Investment Securities	$903.9	1%	-6%	- Fair Market Value improved with additional security purchases in excess of maturities and paydowns.
Deposits	$4,806.2	0%	3%	- The quarterly decrease of $14.2 million (0.29%) was attributable mostly to a $29.0 million decrease in our financial institutions group (FIG) deposits while new deposit generation in the branches continues to grow on average $90.5 million over trailing 12 months.
Borrowings	$852.0	$291.9	$632.5	- Opportunistic draw-down of borrowings (FHLB and new BTFP) during the quarter to take advantage of lower-cost Bank Term Funding Program (annualized net savings of 0.62% compared to FHLB). Borrowings (FHLB and BTFP) utilization increased $291.9MM during the quarter to 1) support loan growth, 2) repay higher-cost FHLB, 3) fortify the balance sheet with additional on-hand liquidity.
Total Equity	$597.7	3%	31%	- Increase in equity for the quarter was driven by $13.7 million net income available to common shareholders and a $6.2 million improvement in AOCI. The annual increase was driven by the raise of $122.0 million of additional stock. The increases are also net of a $28.2 million annual improvement in AOCI.

Balance Sheet Ratios, $ actual	3/31/2023	Actual 12/31/2022	Actual 3/31/2022	Highlights
Total Risk-based Capital Ratio[1]	12.61 %	12.75 %	12.47 %	
Tangible Common Equity / Tangible Assets[2]	6.85 %	6.89 %	6.68 %	- Year-over-year improvement due to Common Equity Raise and positive AOCI change.
Tangible Book Value Per Share[2]	$16.73	$16.17	$15.57	- The quarterly improvement to TBV of 3.51% from the linked quarter is attributed to $13.7 million net income available to common shareholders coupled with $6.2 million improvement in AOCI.
Gross Loans (Excl. HFS) / Deposits	99.94 %	95.56 %	80.48 %	

(1) Preliminary consolidated capital ratios as of March 31, 2023.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Profitability	Diluted Earnings per Common Share	$0.54	$0.67	$0.61	$0.61	$0.41
	ROAA	0.91 %	1.12 %	0.96 %	1.03 %	0.72 %
	ROACE	10.73	13.56	12.37	12.25	7.94
	Net Interest Margin	3.75	4.06	4.01	3.99	3.56
	Efficiency Ratio[1]	63.27	59.60	66.47	64.32	72.67
	Net Income Available to Common Shareholders in millions	$13,675	$16,617	$13,800	$13,757	$8,731
	Core Pre-Tax, Pre-Provision Income[1] in millions	$22,562	$25,710	$23,912	$21,172	$14,441
	Core Diluted Earnings Per Common Share[1]	$0.55	$0.66	$0.72	$0.64	$0.49
	Core ROAA[1]	0.91 %	1.10 %	1.14 %	1.09 %	0.85 %
	Core ROACE[1]	10.81	13.37	14.68	12.96	9.33
	Net Interest Margin excluding loan discount accretion[1]	3.54	3.75	3.88	3.78	3.48
	Core Efficiency Ratio[1]	63.10	59.78	61.02	62.59	69.35
Capital	Tier 1 Leverage Ratio[2]	9.31 %	10.07 %	8.70 %	7.68 %	8.15 %
	Total Risk-Based Capital Ratio[2]	12.61 %	12.75 %	11.97 %	11.09 %	11.76 %
	Tangible Common Equity / Tangible Assets[1]	6.85 %	6.89 %	5.84 %	6.29 %	6.68 %
	Tangible Book Value Per Share[1]	$16.73	$16.17	$14.73	$15.13	$15.57
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.36 %	0.25 %	0.25 %	0.42 %	0.29 %
	Allowance for Credit Losses / Loans (Excl. HFS)	0.95	0.84	0.79	0.79	0.80
	ACL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.35	1.42	1.62	1.72	1.88
	NCOs / Average Loans	0.05	0.00	0.01	0.00	0.04

- Year-over-year comparison of Q1 illustrates growth, financial strength, buildup of capital and overall earnings improvement.
- Asset quality remains strong with differences in metrics (such as NPL's, Allowance, and NCO's) due to GAAP treatment and recognition related to the CECL conversion in Q123.
- Year-over-year Pre-Tax, Pre-Provision Income growth of $8.1 million following Texas Citizens acquisition.
- Tangible Book Value Per Share increased $0.56, or 3.51% from the linked quarter.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of March 31, 2023.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

STABLE CREDIT PERFORMANCE

Past Due Loans[1]



0.22%
$8.4
0.08%
$3.4
0.10%
$4.3
0.13%
$6.2
0.22%
$10.4
0.23%
1Q22
2Q22
3Q22
4Q22
1Q23
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans[1]



0.29%
$10.8
0.42%
$17.1
0.25%
$11.0
0.25%
$11.4
0.36%
$17.1
0.54%
1Q22
2Q22
3Q22
4Q22
1Q23
Nonperforming Loans to Total Loans
Peer Average
NPLs

ACL & FV Discount[2]



1.86%
0.79%
1.71%
0.79%
1.61%
0.80%
1.42%
0.84%
1.35%
0.95%
1Q22
2Q22
3Q22
4Q22
1Q23
ACL+Discount to Total Loans
ACL to Total Loans

Net Charge-offs



0.04%
0.00%
0.01%
0.00%
0.05%
0.03%
1Q22
2Q22
3Q22
4Q22
1Q23
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 4Q22. Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI, GNTY, TFIN, VBTX, TCBX, STEL.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
4.82%
5.12%
5.46%
6.09%
6.34%
3.56%
3.99%
4.01%
4.06%
3.75%
3.48%
3.78%
3.88%
3.75%
3.54%
0.50%
1.75%
3.25%
4.50%
5.00%
0.32%
0.34%
0.83%
1.67%
2.30%
0.21%
0.22%
0.54%
1.13%
1.57%
NIM
NIM ex. Accretion(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield (excl. SBA PPP)
Target Fed Funds Rate

Note: Data is as of March 31, 2023. Chart based on GAAP data.
(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

44.3% of total loans HFI are floating / variable rate or fixed rate maturing within the next 12-months

97.8% of all floating-rate loans would reprice immediately with another +0.25% shift in interest rates



3.5%
14.5%
17.4%
8.8%
55.7%

	% of Total Loans	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	55.7%	4.87%
Fixed Rate Loans (mature < 1 year)	8.8%	5.22%
Floating Rate with Floors	17.4%	7.94%
Floating Rate without Floors	14.5%	8.51%
Adjustable Rate Loans	3.5%	5.53%
Total	100.0%	5.99%

Floating Rate Loans Set to Reprice



% of Floating Rate Loans Set to Reprice
97.8%
98.0%
98.9%
99.1%
100.0%
+25 bps
+50 bps
+75 bps
+100 bps
> +100 bps
Assumed Shift in Interest Rates

Floating Rate Loan Summary	0.00% - +0.25%	+0.25% - +0.50%	+0.50% - +0.75%	+0.75% - +1.00%	> +1.00%
	Repricing Opportunity Given the Below Shift in Interest Rates				
Total Outstanding Loan Balance	$ 1,504.0	$ 3.5	$ 13.3	$ 3.4	$ 13.3
% of Total	97.8%	0.2%	0.9%	0.2%	0.9%
Weighted Average Rate[1]	8.26%	4.88%	5.40%	5.34%	5.74%

- 31.9% of total loans HFI are floating rate
  - 97.8% of floating-rate loans would reprice immediately with another +0.25% shift in interest rates
  - 17.4% of floating-rate loans maintain "active" floors
- 83.9% of floating rate loans float on the WSJ Prime Daily Index
- 64.6% of total loans HFI are fixed rate
  - 12.4% of fixed-rate loans mature within the next twelve months[2]

Note: Dollars in millions. Data is as of March 31, 2023. Loan balances are before accounting adjustments and exclude SBA PPP loan balances. "Active" floors reflect current floating rates below the respective floor.
(1) Reflects weighted average stated rate for the month-end March 31, 2023.
(2) Includes adjustable-rate loans.

BUSINESS FIRST BANCSHARES

Loan Portfolio

LOAN COMPOSITION

Loan Composition by Region


5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
03/31/23
10.2%
26.7%
14.4%
7.0%
10.9%
17.2%
13.5%
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas
Houston

1Q23 Loan Growth Waterfall


$4,617
$445
$(117)
$(132)
$9
$4,821
1Q23 Organic Net Operating Growth(1) of 18.0%
Beginning Loans
BFST Originations
Paydowns
Payoffs
Net Refinance
Ending Loans

Note: Data is as of March 31, 2023. Dollars in millions. Loan balances are before accounting adjustments.

(1) Net operating loans are defined as loans per the general ledger, excluding PPP, deferred costs/fees, corporate & other, overdrafts, and loan premium/discount.

LOAN COMPOSITION


Consumer & Other, 2.3%
Farmland, 4.1%
Home Equity Loans, 2.0%
Multi-Family, 2.1%
Commercial, 24.5%
1-4 Family, 9.6%
Construction & Land, 16.5%
OOCRE, 17.9%
NOOCRE, 20.9%

COMMERCIAL

Outstanding:	$1.18 billion
Unfunded:	$537 million
Average Loan:	$311 thousand
NPL %:	0.36%

OOCRE

Outstanding:	$861 million
Unfunded:	$53 million
Average Loan:	$742 thousand
NPL %:	0.32%

NOOCRE

Outstanding:	$1 billion
Unfunded:	$64 million
Average Loan:	$1.52 million
NPL %:	0.04%

CONSTRUCTION & LAND

Outstanding:	$791 million
Unfunded:	$383 million
Average Loan:	$563 thousand
NPL %:	0.30%

1-4 FAMILY

Outstanding:	$463 million
Unfunded:	$14 million
Average Loan:	$162 thousand
NPL %:	1.38%

Note: Loan composition as of March 31, 2023, based on FDIC call report data.

LOAN COMPOSITION: COMMERCIAL


Commercial Loans By Collateral
Agricultural, 2.7%
Cash/Securities, 7.0%
Titled Collateral, 11.8%
AR & Inventory, 39.1%
All Other, 25.9%
Equipment, 13.4%


Commercial Loans By Region
Houston, 10.5%
Southwest Louisiana, 7.4%
DFW, 31.0%
Greater New Orleans, 8.7%
Capital, 13.6%
North Louisiana, 17.5%
Bayou, 11.3%

- Commercial loans represent 24.5% of the total loan portfolio
- Total commercial loan growth year-over-year of 38.7% driven by regional growth in New Orleans and Dallas Fort Worth and the acquisition of TCB
- Weighted average maturity of the Commercial portfolio is 2.47 years

Note: Data is as of March 31, 2023. Percentages based on loan balances before accounting adjustments.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition


5.6%
8.0%
11.6%
21.4%
3.2%
11.6%
6.1%
3.1%
10.4%
19.1%

C&D Portfolio	
Raw Land	5.6%
Vacant Residential Lots	8.0%
Vacant Commercial Lots	11.6%
Land Development - Residential	21.4%
Residential Construction - OORE	3.2%
Residential Construction - Non OORE	11.6%
Commercial Construction - Retail	6.1%
Commercial Construction - Office	3.1%
Commercial Construction - Apartment/Multi-Family	10.4%
Commercial Construction - Other	19.1%
Total C&D	100.0%
Total C&D Portfolio	$791,487
Largest C&D Relationship[1]	$21,294
Average Loan Size	$563
Balance maturing in next 12 months[2]	$284,027

CRE Composition - Owner Occupied


1.0%
12.8%
17.1%
9.4%
39.8%
19.9%

Owner Occupied CRE Portfolio	
Hotel/Motel	1.0%
Office Building	12.8%
Office/Warehouse	17.1%
Retail	9.4%
Commercial Building	39.8%
Other	19.9%
Total CRE - Owner Occupied	100.0%
Total CRE - Owner Occupied Portfolio	$861,461
Largest CRE - Owner Occupied Relationship[1]	$12,418
Average Loan Size	$744
Balance maturing in next 12 months[2]	$67,817

CRE Composition - Income Producing


12.9%
15.1%
3.0%
6.4%
6.8%
21.4%
22.1%
12.3%

Income Producing CRE Portfolio	
Hotel/Motel	12.9%
Office Building	15.1%
Office/Warehouse	3.0%
Warehouse	6.4%
Retail - Single-Tenant	6.8%
Retail - Multi-Tenant	21.4%
Commercial Building	22.1%
Other	12.3%
Total CRE - Income Producing	100.0%
Total CRE - Income Producing Portfolio	$1,003,753
Largest CRE - Income Producing Relationship[1]	$28,012
Average Loan Size	$1,534
Balance maturing in next 12 months[2]	$107,378

Note: Dollars in thousands. Data is as of March 31, 2023. Percentages based on loan balances before accounting adjustments.
(1) Represents the largest loan in each portfolio net of balances sold to other institutions.
(2) Represents the outstanding principal balance of all loans maturing between April 1, 2023, through March 31, 2024.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE BY GEOGRAPHY

C&D Composition[1]


18.7%
11.5%
10.1%
9.1%
6.9%
4.3%
3.3%
2.9%
2.8%
2.8%
27.4%

C&D Portfolio	
Dallas, TX	18.7%
Baton Rouge, LA	11.5%
Hammond, LA	10.1%
Covington, LA	9.1%
Bossier City, LA	6.9%
Frisco, TX	4.3%
New Orleans, LA	3.3%
Houston, TX	2.9%
Metairie, LA	2.8%
Lake Charles, LA	2.8%
All Other Geographies	27.4%
Total C&D	100.0%
Total C&D Portfolio	$791.5

CRE Composition - Owner Occupied[1]


14.9%
10.8%
10.3%
9.6%
3.7%
3.3%
3.2%
2.5%
2.3%
2.2%
37.3%

Owner Occupied CRE Portfolio	
Dallas, TX	14.9%
Baton Rouge, LA	10.8%
New Orleans, LA	10.3%
Houston, TX	9.6%
Houma, LA	3.7%
Metairie, LA	3.3%
Lake Charles, LA	3.2%
Bossier City, LA	2.5%
Lafayette, LA	2.3%
West Monroe, LA	2.2%
All Other Geographies	37.3%
Total CRE - Owner Occupied	100.0%
Total CRE - Owner Occupied Portfolio	$861.5

CRE Composition - Income Producing[1]


13.9%
11.1%
9.5%
8.6%
7.7%
7.6%
4.7%
4.4%
3.7%
2.9%
25.9%

Income Producing CRE Portfolio	
Houston, TX	13.9%
Dallas, TX	11.1%
Covington, LA	9.5%
Baton Rouge, LA	8.6%
Monroe, LA	7.7%
New Orleans, LA	7.6%
Metairie, LA	4.7%
Lafayette, LA	4.4%
Shreveport, LA	3.7%
Lake Charles, LA	2.9%
All Other Geographies	25.9%
Total CRE - Income Producing	100.0%
Total CRE - Income Producing Portfolio	$1,003.8

Office C&D by Geography[2]


$791.5MM
Total C&D
96.9%
All Other
C&D
3.1%
Office
C&D
$24.3MM
Office
C&D
48.9%
6.7%
3.6%
9.7%

Office C&D	
Dallas, TX	48.9%
Bellaire, TX	25.5%
Choudrant, LA	9.7%
Shreveport, LA	5.6%
Lafayette, LA	3.6%
Other Geographies	6.7%
Total Office C&D	100.0%

Owner-Occupied Office & Office Warehouse by Geography[2]


$861.5MM
Owner
Occupied
CRE
70.1%
All Other
Owner
Occupied
CRE
29.9%
Owner
Occupied
Office CRE
$257.3MM
Owner
Occupied
Office CRE
22.7%
17.7%
7.7%
32.1%

Owner Occupied Office CRE	
Dallas, TX	22.7%
New Orleans, LA	17.7%
Houston, TX	15.8%
Baton Rouge, LA	7.7%
Slidell, LA	4.0%
Other Geographies	32.1%
Total OO Office CRE	100.0%

Income Producing Office & Office Warehouse by Geography[2]


$1.00B
Income
Producing
CRE
81.9%
All Other
Income
Producing
CRE
18.1%
Income
Producing
Office
CRE
$181.2MM
Income
Producing
Office CRE
25.1%
21.0%
17.2%
9.2%
22.1%

Income Producing Office CRE	
Dallas, TX	25.1%
Baton Rouge, LA	21.0%
Houston, TX	17.2%
Metairie, LA	9.2%
Kenner, LA	5.2%
Other Geographies	22.1%
Total Inc. Prod. Office CRE	100.0%

Note: Dollars in millions, unless otherwise noted. Above loan balances reflect outstanding principal bank balance, as of March 31, 2023.

(1) Geographic composition detail reflects zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.

(2) Office C&D, Owner Occupied CRE, and Income Producing CRE include office building and office warehouse.

SECTORS IN FOCUS: INDUSTRY COMPOSITION



Retail, 12.2%
Oil and Gas, 4.2%
Hotel and Motels, 4.4%
Food and Drink Services, 3.3%
Other Hospitality, 1.8%
All Others, 74.2%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $	Past Due %	NPL $	NPL%
Retail	$586,836	12.2%	$965	$131	0.02%	$896	0.15%
Oil & Gas	$202,722	4.2%	$545	$250	0.12%	$2,170	1.07%
Hotels and Motels	$210,959	4.4%	$2,425	$4,089	1.94%	$204	0.10%
Food and Drink Services	$160,584	3.3%	$625	$0	0.00%	$635	0.40%
Other Hospitality	$85,520	1.8%	$5,236	$0	0.00%	$0	0.00%
All Other	$3,576,466	74.2%	$265	$4,334	0.12%	$13,174	0.37%
TOTAL	**$4,823,086**	**100.0%**	**$325**	**$8,805**	**0.18%**	**$17,079**	**0.35%**

Note: Dollars in thousands. Data is as of March 31, 2023. Loan balances based on balances before accounting adjustments.

BUSINESS FIRST BANCSHARES

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2018	2019	2020	2021	2022	2023
Balance Sheet & Capital						
Total Assets	$2,094,896	$2,273,835	$4,160,360	$4,726,378	$5,990,460	$6,289,981
Gross Loans (Excl. HFS)	1,528,469	1,710,265	2,991,355	3,189,608	4,606,176	4,803,060
Deposits	1,733,934	1,782,010	3,616,679	4,077,283	4,820,345	4,806,178
Total Equity	260,058	285,097	409,963	433,368	580,481	597,690
Tangible Common Equity / Tangible Assets(1)	9.90 %	10.36 %	8.45 %	7.76 %	6.89 %	6.85 %
Tier 1 Leverage Ratio(2)	11.66	10.56	8.79	8.14	9.49	9.31
Total Risk-based Capital Ratio(2)	13.91	13.30	--	11.94	12.75	12.61
Net Loans (Excl. HFS) / Assets	72.43 %	74.68 %	71.37 %	66.87 %	76.25 %	75.70 %
Gross Loans (Excl. HFS) / Deposits	88.15	95.97	82.71	78.23	95.56	99.94
NIB Deposits / Deposits	22.05	22.38	32.19	31.66	32.14	30.71
Commercial Loans / Loans (Excl. HFS)(3)	23.79	22.83	21.60	22.62	25.05	25.80
C&D / Total Risk-Based Capital(4)	94.1 %	95.9 %	106.0 %	117.0 %	109.8 %	115.8 %
CRE / Total Risk-Based Capital(4)	217.2	222.4	262.0	250.1	272.1	279.2
Asset Quality						
NPLs / Loans (Excl. TDRs)(5)	0.89 %	0.53 %	0.35 %	0.41 %	0.25 %	0.36 %
NPAs / Assets (Excl. TDRs)(5)	0.74	0.58	0.48	0.31	0.21	0.29
Reserves / Loans (Excl. HFS)	0.73	0.71	0.74	0.91	0.83	0.87
NCOs / Average Loans	0.00	0.10	0.06	0.03	0.04	0.05
Profitability Ratios						
Net Income	$14,091	$23,772	$29,994	$52,136	$52,905	$13,675
ROAA	0.84 %	1.11 %	0.88 %	1.18 %	0.97 %	0.91 %
ROACE	7.04	8.70	8.42	12.25	11.59	10.73
Net Interest Margin	4.02 %	4.10 %	4.06 %	3.84 %	3.92 %	3.75 %
Efficiency Ratio	71.78	64.37	67.75	61.84	65.26	63.27
Non-Interest Income / Avg. Assets	0.46	0.50	0.63	0.80	0.54	0.55
Non-Interest Expense / Avg. Assets	2.99	2.74	2.95	2.66	2.73	2.53

Note: Dollars in thousands. As of December 31.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of March 31, 2023. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q1'23
Construction - 1-4 Family Residential	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 109,629	$ 115,442
Other Const, Development, Vacant Land & Lots	105,970	155,569	183,401	334,562	457,667	612,445	676,045
Total Construction	**143,535**	**211,054**	**244,181**	**403,065**	**548,528**	**722,074**	**791,487**
% of Total Loans (1)	*14.7%*	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.7%*	*16.5%*
% of Total Bank Capital	*118.8%*	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*116.7%*	*124.8%*
Multi-Family Properties	20,717	39,273	36,454	95,707	97,508	98,637	103,112
Commercial Rental	174,552	226,723	284,795	496,198	525,977	967,915	1,003,753
Other Loans for Real Estate Purposes	6,869	10,286	708	736	500	409	380
Total Outstanding CRE Exposure	**$ 345,673**	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,789,035**	**$ 1,898,732**
% of Total Loans (1)	*35.4%*	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*38.8%*	*39.5%*
% of Total Bank Capital	*286.1%*	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*289.1%*	*299.3%*
Credit Ratings (2)							
Pass-Watch / Special Mention %	1.1%	1.6%	0.5%	1.7%	2.7%	3.0%	2.7%
Classified %	1.1%	0.9%	0.9%	0.7%	1.2%	0.7%	0.5%
Total Watch List %	2.3%	2.5%	1.4%	2.4%	3.9%	3.6%	3.2%
Past Dues (3)							
Nonaccrual Loans	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,250	$ 2,773
Past Due 90 days or more	-	-	-	77	-	4	23
Total Past Due	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,254	$ 2,795
Total Past Due / Total CRE Loans	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*	*0.1%*
Net Charge Offs YTD (4)	$ 9	$ (322)	$ (2)	$ 14	$ 147	$ (9)	$ 1,803
Net Charge Offs YTD / CRE Loans	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*	*0.09%*

Note: Dollars in thousands.

(1) Calculated at the bank level based on FDIC call report data.

(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.

(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

(4) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction. All charge-offs are YTD through period noted.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q1'23
Upstream	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246	$ -	$ -
Midstream	25,490	18,148	6,518	$ 1,669	$ 1,048	$ -	$ -
Downstream	10,144	8,578	4,511	$ 467	$ 76	$ 156	$ 136
Support / Services	70,765	86,802	77,221	$ 202,710	$ 182,711	$ 190,244	$ 202,586
Total Energy Exposure	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**	**$ 190,400**	**$ 202,722**
% of Total Loans	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*	*4.1%*	*4.2%*
% of Total Bank Capital	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*	*29.0%*	*29.8%*
Total Committed Energy Loans	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052	$ 259,467	$ 268,824
Credit Ratings							
Pass-Watch / Special Mention %	17.5%	8.6%	12.1%	8.7%	11.1%	6.2%	6.2%
Classified %	3.1%	7.0%	3.6%	3.2%	2.9%	2.6%	2.1%
Total Watch List % (1)	20.6%	15.6%	15.7%	12.0%	14.0%	8.8%	8.3%
Past Dues(2)							
Nonaccrual Loans	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008	$ 875	$ 2,170
Past Due 90 days or more	-	-	-	71	-	50	-
Total Past Due	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008	$ 925	$ 2,170
Total Past Due / Total Energy Loans	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*	*0.5%*	*1.1%*
Net Charge Offs YTD	$ 2,889	$ -	$ 1,500	$ 251	$ (280)	$ 870	$ 15
Net Charge Offs YTD/Energy Loans	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*	*0.5%*	*0.0%*

Note: Dollars in thousands. Loan balances based on balances before accounting adjustments.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2018	2019	2020	2021	2022	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
Core Net Income:										
Net Income	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 8,731	$ 13,757	$ 13,800	$ 16,617	$ 13,675
Adjustments[1]:										
Sale of Impaired Credit	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ (280)	$ 568	$ 277	$ 799	$ 566	$ 566	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (6)	$ (84)	$ (107)	$ (299)	$ 38	$ 24	$ 6	$ 6	$ 2	$ 1
(Gain)/Loss on Sale of Banking Center	$ -	$ (243)	$ -	$ (354)	$ -	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ 1,230	$ 395	$ 182	$ 213	$ (210)	$ (333)	$ -
Stock Option Exercises	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 2,946	$ 603	$ 7,832	$ 407	$ 4,236	$ 763	$ 582	$ 2,782	$ 109	$ 97
Core Net Income	$ 16,774	$ 24,614	$ 37,466	$ 53,919	$ 57,597	$ 10,266	$ 14,558	$ 16,378	$ 16,395	$ 13,773
Core Return on Average Assets:										
Net Income	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 8,731	$ 13,757	$ 13,800	$ 16,617	$ 13,675
Core Net Income	$ 16,774	$ 24,545	$ 37,466	$ 53,919	$ 57,597	$ 10,266	$ 14,558	$ 16,378	$ 16,395	$ 13,773
Average Assets	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 4,920,108	$ 5,371,639	$ 5,702,312	$ 5,899,972	$ 6,123,063
ROAA	0.84%	1.11%	0.88%	1.18%	0.97%	0.72%	1.03%	0.96%	1.12%	0.91%
Core ROAA	1.00%	1.15%	1.09%	1.22%	1.05%	0.85%	1.09%	1.14%	1.10%	0.91%
ROACE	7.04%	8.70%	8.42%	12.25%	11.59%	7.94%	12.25%	12.37%	13.56%	10.73%
Core ROACE	8.38%	9.01%	10.51%	12.67%	12.62%	9.33%	12.96%	14.68%	13.37%	10.81%
Average Diluted Shares Outstanding	11,545,943	13,670,777	18,243,445	20,634,281	22,817,493	21,162,842	22,656,174	22,650,640	24,757,143	25,222,308
Diluted Earnings per Common Share	$ 1.22	$ 1.74	$ 1.64	$ 2.53	$ 2.32	$ 0.41	$ 0.61	$ 0.61	$ 0.67	$ 0.54
Core Diluted Earnings per Common Share	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 0.49	$ 0.64	$ 0.72	$ 0.66	$ 0.55
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 62,229	$ 80,198	$ 127,646	$ 153,884	$ 199,577	$ 40,475	$ 49,562	$ 53,480	$ 56,060	$ 52,749
Adjustments:										
Loan purchase discount accretion	(1,278)	(2,602)	(6,592)	(7,750)	(9,432)	(920)	(2,588)	(1,712)	(4,212)	(2,912)
Adjusted Net Interest Income	$ 60,951	$ 77,596	$ 121,054	$ 146,134	$ 190,145	$ 39,555	$ 46,974	$ 51,768	$ 51,848	$ 49,837
Average Interest-earning Assets	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 4,612,450	$ 4,984,034	$ 5,287,346	$ 5,482,892	$ 5,704,875
Net Interest Margin	4.02%	4.10%	4.06%	3.84%	3.92%	3.56%	3.99%	4.01%	4.06%	3.75%
Net Interest Margin excluding loan discount accretion	3.94%	3.97%	3.85%	3.64%	3.73%	3.48%	3.78%	3.88%	3.75%	3.54%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	Fiscal Quarter				
	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 456,837	$ 445,459	$ 508,002	$ 580,481	$ 597,690
Preferred Stock	-	-	(72,010)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 456,837	$ 445,459	$ 435,992	$ 508,551	$ 525,760
Adjustments:					
Goodwill	(89,911)	(88,842)	(88,543)	(88,543)	(88,543)
Core deposit and other intangibles	(15,617)	(15,093)	(14,567)	(14,042)	(13,517)
Total Tangible Common Equity	$ 351,309	$ 341,524	$ 332,882	$ 405,966	$ 423,700
Tangible Assets					
Total Assets	$5,362,235	$5,530,383	$5,806,691	$5,990,460	$6,289,981
Adjustments:					
Goodwill	(89,911)	(88,842)	(88,543)	(88,543)	(88,543)
Core deposit and other intangibles	(15,617)	(15,093)	(14,567)	(14,042)	(13,517)
Total Tangible Assets	$5,256,707	$5,426,448	$5,703,581	$5,887,875	$6,187,921
Common Equity to Total Assets	8.52%	8.05%	7.51%	8.49%	8.36%
Tangible Common Equity to Tangible Assets	6.68%	6.29%	5.84%	6.89%	6.85%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 456,837	$ 445,459	$ 508,002	$ 580,481	$ 597,690
Preferred Stock	-	-	(72,010)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 456,837	$ 445,459	$ 435,992	$ 508,551	$ 525,760
Adjustments:					
Goodwill	(89,911)	(88,842)	(88,543)	(88,543)	(88,543)
Core deposit and other intangibles	(15,617)	(15,093)	(14,567)	(14,042)	(13,517)
Total Tangible Common Equity	$ 351,309	$ 341,524	$ 332,882	$ 405,966	$ 423,700
Common shares outstanding	22,564,607	22,579,451	22,605,136	25,110,313	25,319,520
Book Value per Common Share	$ 20.25	$ 19.73	$ 19.29	$ 20.25	$ 20.77
Tangible Book Value per Common Share	$ 15.57	$ 15.13	$ 14.73	$ 16.17	$ 16.73

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS					
	For the Year Ended December 31,				
	2018	2019	2020	2021	2022
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 580,481
Preferred Stock	-	-	-	-	(71,930)
Total Common Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 508,551
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Common Equity	$ 202,685	$ 229,908	$ 346,367	$ 361,271	$ 405,966
Tangible Assets					
Total Assets	$ 2,094,896	$ 2,273,835	$ 4,160,360	$ 4,726,378	$ 5,990,460
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Assets	$ 2,037,523	$ 2,218,646	$ 4,096,764	$ 4,654,281	$ 5,887,875
Common Equity to Total Assets	12.41%	12.54%	9.85%	9.17%	8.49%
Tangible Common Equity to Tangible Assets	9.95%	10.36%	8.45%	7.76%	6.89%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 580,481
Preferred Stock	-	-	-	-	(71,930)
Total Common Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 508,551
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Common Equity	$ 202,685	$ 229,908	$ 346,367	$ 361,271	$ 405,966
Common shares outstanding	13,213,280	13,279,363	20,621,437	20,400,349	25,110,313
Book Value per Common Share	$ 19.68	$ 21.47	$ 19.88	$ 21.24	$ 20.25
Tangible Book Value per Common Share	$ 15.34	$ 17.31	$ 16.80	$ 17.71	$ 16.17

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio							
	Fiscal Quarter					Fiscal Year Ended	
	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	12/31/2021	12/31/2022
Core Efficiency Ratio:							
Noninterest Expense	$ 33,720	$ 36,397	$ 40,946	$ 38,346	$ 38,679	$ 117,061	$ 149,409
Core Adjustments	$ (1,042)	$ (978)	$ (3,521)	$ (138)	$ (103)	$ (2,071)	$ (5,679)
Net Interest and Noninterest Income	$ 46,402	$ 56,591	$ 61,602	$ 64,340	$ 61,138	$ 189,287	$ 228,935
Core Adjustments	$ 717	$ -	$ (265)	$ (422)	$ -	$ 519	$ 30
Efficiency Ratio	72.67%	64.32%	66.47%	59.60%	63.27%	61.84%	65.26%
Core Efficiency Ratio	69.35%	62.59%	61.02%	59.78%	63.10%	60.58%	62.77%

Note: Dollars in thousands.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Pre-tax, Pre-provision Earnings					
	Fiscal Quarter				
	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 12,651	$ 20,186	$ 20,649	$ 25,992	$ 22,458
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 717	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ 31	$ 8	$ 7	$ 2	$ 1
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises- hurricane repair	$ 231	$ 270	$ -	$ -	$ -
Insurance reimbursement of storm expenditures	$ -	$ -	$ (265)	$ (422)	$ -
Acquisition-related expenses	$ 811	$ 708	$ 3,521	$ 138	$ 103
Core pre-tax, pre-provision earnings	$ 14,441	$ 21,172	$ 23,912	$ 25,710	$ 22,562

Note: Dollars in thousands.